August 17, 2016

DBX ETF TRUST

Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF

Deutsche X-trackers Japan JPX-Nikkei 400 Equity ETF

Deutsche X-trackers MSCI Europe Hedged Equity ETF

Deutsche X-trackers MSCI Germany Hedged Equity ETF

(the “Funds”)

Supplement to the Funds’ Prospectus and Statement of Additional Information,

dated September 30, 2015, as supplemented

Effective immediately, the creation and redemption transaction fees for the Funds will be adjusted. Accordingly, all references in the Prospectus and Statement of Additional Information to the standard creation and redemption fees for the Funds are hereby deleted and replaced with the following:

Fund	Creation and Redemption Transaction Fee
Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF	$6,900
Deutsche X-trackers Japan JPX-Nikkei 400 Equity ETF	$2,000
Deutsche X-trackers MSCI Europe Hedged Equity ETF	$3,600
Deutsche X-trackers MSCI Germany Hedged Equity ETF	$750

Please retain this supplement for future reference.